Filed Pursuant to Rule 497(e)
Registration Statement Nos. 333-128699
333-151910
333-145064

TIAA-CREF Life Separate Account VLI-1

TIAA-CREF Life Separate Account VA-1

TIAA-CREF Life Insurance Company

PROSPECTUS SUPPLEMENT NUMBER 6

dated December 5, 2012 to the

Intelligent Life® VUL Prospectus

dated May 1, 2012, as supplemented August 2, 2012, October 10, 2012, October 16, 2012, and November 16, 2012

Intelligent Life Survivorship VUL Prospectus

dated May 1, 2012, as supplemented August 2, October 10, 2012, October 16, 2012, and November 16, 2012

Intelligent Variable Annuity® Prospectus

dated May 1, 2012, as supplemented August 2, 2012, August 24, 2012, October 10, 2012 October 16, 2012, and November 16, 2012

This supplement amends certain disclosure in the above-referenced prospectuses for the Contracts with the same names. All other provisions of your Contract remain as stated in your Contract and prospectus, as previously amended. Please keep this supplement with your prospectus for future reference.

Legg Mason ClearBridge Variable Aggressive Growth Portfolio — Class I

Legg Mason ClearBridge Variable Small Cap Growth Portfolio — Class I

On pages 9 and 26 of the Intelligent Life VUL and Intelligent Life Survivorship VUL prospectuses, as well as pages 5 and 11 of the Intelligent Variable Annuity prospectus, the portfolios’ subadvisor will change effective December 5, 2012 and the portfolios’ names will change effective April 29, 2013:

Portfolio	Investment Manager	Investment Objective
ClearBridge Variable Aggressive Growth Portfolio—Class I	Legg Mason Partners Fund Advisor, LLC ClearBridge Investments, LLC (subadvisor)	Seeks capital appreciation.
ClearBridge Variable Small Cap Growth Portfolio—Class I	Legg Mason Partners Fund Advisor, LLC ClearBridge Investments, LLC (subadvisor)	Seeks long-term growth of capital.

For more information about these changes and about the portfolio generally, refer to the recent Supplement to the Legg Mason Partners Variable Income Trust prospectus.

A13792 (12/12)